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EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report on Form 10-KSB for the period ended June 30, 2000 (the "Report") of Ingen Technologies, Inc. (formerly known as Creative Recycling Technologies, Inc.), a Georgia corporation (the "Company"), I, Thomas J. Neavitt, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 5, 2007                   /s/ Thomas J. Neavitt
                                       ---------------------
                                       Thomas J. Neavitt
                                       Chief Financial Officer